UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23724

Total Fund Solution
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Michael J. Weckwerth, President

Total Fund Solution

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Ave, 6th Fl

Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2023

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

April 30, 2023

Annual Report

Cromwell Tran Sustainable Focus Fund

Table of Contents
April 30, 2023 (Unaudited)

CROMWELL FUNDS
President’s Letter
As of April 30, 2023 (Unaudited)

Dear Shareholder,

It is a pleasure to report on the market environment and provide an analysis of the investment activities for the Cromwell Tran Sustainable Focus Fund for the fiscal year ended April 30, 2023.

On the following pages, the Fund’s portfolio managers highlight key factors that influenced the portfolio’s performance during the year. You will also find a Schedule of Investments and audited financial statements for the Fund. We hope you find the portfolio reports from Tran Capital Management to be informative. Please refer to our website for timely quarterly commentaries not only from Tran, but each of Cromwell’s subadvisors.

We are pleased to report that the number of Cromwell Funds continues to grow. In addition to the August 2022 inclusion of the Cromwell Tran Sustainable Focus Fund, the Cromwell Funds recently launched its first new strategy. In January 2023, the Cromwell Foresight Global Sustainable Infrastructure Fund became available to investors. The Fund invests in listed securities of infrastructure companies located across the globe. The Fund is managed by London-based Foresight Group, a leading listed infrastructure and private equity manager. Foresight operates in eight countries across Europe, Australia and the United States with assets under management of $15 billion. More information on the Fund can be found at thecromwellfunds.com.

We look forward to introducing more funds to the Cromwell family of funds in 2023. It is a privilege to have you as one of Cromwell’s valued shareholders. We appreciate the confidence you have in Cromwell to serve as a component of your diversified investment portfolio.

Please feel free to contact me directly at 443.279.2008 if I can be of any assistance. Thanks again for your support of the Cromwell Funds.

Sincerely,

Brian C. Nelson
President
Cromwell Investment Advisors

CROMWELL FUNDS
Market and Economic Update
As of April 30, 2023 (Unaudited)

The Market Springs to Life in 2023

Stocks had a positive start to 2023, proving their resilience despite facing a few economic headwinds. For the year-to-date period ended April 30, 2023, the S&P 500 Index rose 9.2%. The Dow Jones Industrial Average modestly rose 3.5% while the NASDAQ soared 17.1%, its best quarter since the second quarter of 2020. Not surprisingly, the top-performing S&P 500 sectors were information technology and communications services, both rising by over 20% for the four-month period. On the downside, financials and energy declined the most in 2023.

Bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, also rose during the first four months of 2023, gaining 3.6%. The yield on the 10-year treasury, which is often used as a proxy for mortgage rates, fell to 3.4% as of April 30, 2023. At the beginning of the year the yield was 3.9%.

It Pays to be a Patient Investor

With the S&P advancing three out of the four months to start 2023, it’s a welcome reminder after 2022, that the market generally rises but experiences periods of volatility and losses along the way. In fact, over the past 40 years, the S&P 500, as shown below, has risen 65% of the time on a monthly basis.

Rates Rise, Inflation Declines

Although still elevated, inflation continues to slow, falling for the 10th consecutive month. The current inflation rate is nearly 5% over the past year—down from the 6.4% increase in January.

CROMWELL FUNDS
Market and Economic Update
As of April 30, 2023 (Unaudited) — (Continued)

Continuing in its efforts to tame inflation, the Federal Reserve raised its benchmark interest rate for the ninth time by 25 basis points at its May meeting. This brings the federal funds rate to a range of 5.00% to 5.25%.

The Federal Reserve’s decision to raise interest rates also affects mortgage rates. The 30-year fixed mortgage has been rising, from 4.7% one year ago to 6.4% at the end of April. An interesting housing trend is emerging as well—the U.S. housing market is showing home prices falling in the west but rising in the east. For example, from January 2022 to January 2023, home prices rose around 10% in Miami and Orlando, respectively, but fell by more than 10% in San Jose and San Francisco.

An Unexpected Crisis Surfaces Overnight

Although stocks rebounded in 2023, many investors remain concerned over ongoing inflation, the direction of interest rates and the possibility of a recession. During the period a new concern surfaced that impacted nearly all investors with cash holdings. In March, the banking crisis surrounding Silicon Valley Bank and Signature Bank jolted the investment community and the topic of uninsured cash deposits and FDIC coverage came to the forefront. Accordingly, investors’ cash deposits flowed to the largest “too big to fail” banks from smaller regional and local banks. The health of the banking sector came under question and bank stock prices fell precipitously. Through April 30, 2023, the KBW Bank Index, an index of leading banks and thrifts, was down 18%.

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Management Commentary
As of April 30, 2023 (Unaudited)

Dear Shareholder,

After more than a decade-long bull market run, the markets and our portfolio experienced a significant pullback driven by a valuation reset caused by the Federal Reserve’s aggressive interest rate actions and some inconsistent execution from our portfolio companies. For the fiscal year ended April 30, 2023, the Cromwell Tran Sustainable Focus Fund (Investor Class) declined 14.76% as compared to the 2.66% return of the S&P 500 Total Return Index. While we are disappointed in the portfolio’s relative return and price performance, we are confident in the fundamentals of our portfolio companies and believe they are well-positioned to outperform when the market rebounds. As we reflect on this challenging past year and lessons learned, we are reminded that during periods of large drawdowns, our three-step process of reevaluating our positions, making appropriate adjustments, and hunting for other great businesses has served shareholders well over the long run. We believe this time is no different. It is precisely during these ugly market corrections that the seeds of future returns are planted. We are optimistic that the current and ongoing economic backdrop will enable better investment returns. More importantly, we are encouraged by the fundamental strength of our portfolio companies, many of which are trading at multi-year low valuations.

It is hard to believe that it has been three years since the start of the global pandemic. Three years ago, we just learned about COVID-19, started to wear masks, and didn’t know if a vaccine could be developed quickly. As the economy shut down, the U.S. government unleashed both monetary and fiscal policy to support businesses and households. Additionally, the biotech and pharmaceutical industry developed safe and effective vaccines in record time. These actions provided relief from the impact of the global shutdown. However, this fiscal and monetary stimulus coupled with supply chain disruptions created stubbornly high inflation. Inflation is pernicious as it erodes purchasing power for everyone.

From March 1, 2022 to April 30, 2023, the Fed aggressively raised interest rates from 0.25% to 5.00% to slow economic activity and bring down inflation. The Federal Reserve Bank of San Francisco calculates Proxy Funds Rates that incorporates a set of 12 financial variables to infer actual financial conditions. This Proxy Funds Rate of 6.3% as of March 2023 considers the effects of Quantitative Tightening as the Fed reduces its balance sheet.

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Management Commentary
As of April 30, 2023 (Unaudited) — (Continued)

Meanwhile, inflation looks to have peaked last summer and should continue to decelerate. The M2 is an economic measure of changes in the money supply. Changes in the M2 have historically led changes in the Consumer Price Index (CPI) by 12-to-18 months. During COVID-19, the U.S. government injected hundreds of billions of dollars to support businesses and families as the economy shut down. As such, M2 growth peaked in February 2021 at +27% year-over-year. Not surprisingly, CPI growth spiked about a year later. Fortunately, M2 growth has been steadily declining and turned negative since last December. We believe the CPI will again follow the M2.

We believe the current rate environment coupled with the lagging economic impact from rate hikes that have already taken place and cooling inflation will create restrictive economic conditions and lessen the need for further hikes. While we cannot time exactly when this will shift, we do know that eventually fundamental factors will again be the driving force behind equity returns.

Fed Actions & Bank Liquidity

When unprecedented fiscal and monetary actions are taken, unintended consequences can arise. During the first quarter of this year, we learned that one of the unintended consequences was that higher interest rates have hurt bank liquidity. The Fed’s aggressive rate increases over the past year were partly in response to it allowing interest rates to stay too low for too long. By correcting

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Management Commentary
As of April 30, 2023 (Unaudited) — (Continued)

so aggressively, the Fed’s actions have caused substantial damage to equity and fixed income valuations. For the stock market, the forward 12-month multiple on earnings has contracted from 22x to 18x. For the bond market, the value of bonds decreased as interest rates increased because bond investors will demand market interest rates in a higher interest rate regime.

Somehow this financial equation was not appreciated by the management team at SVB Financial (SIVB). SVB failed in the first quarter due to a liquidity crunch and subsequent run on its deposits. In the days and weeks since SVB’s failure, we’ve learned that SVB purchased 10-year U.S. Treasuries and Mortgage Back Securities (MBS) when interest rates were at historic lows in an effort to chase yields. So as the Feds raised interest rates, the value of these securities declined. The losses in these securities were unrealized and would theoretically recover if SVB were able to hold the securities to maturity. However, SVB’s customer base are mostly technology and venture-backed companies, which can behave in a similar fashion. Due to the poor equity market environment and low fundraising activity, SVB’s technology-focused customers drew down their deposits without replenishing their deposits. In March, SVB sold a portion of their fixed income portfolio, realizing a $1.8 billion loss, and attempted to raise capital in a stock offering to shore up its liquidity. This was a surprise and a dramatic change from the tone and commentary that management shared on their earnings call on January 19, 2023. During that earnings call, CEO Greg Becker said,

“We expect the shift towards interest-bearing deposits to stabilize and could see an inflection point in net interest income and NIM (net interest margin) in the second half of the year. We believe that shift combined with progressive paydowns in our investment securities portfolio, again, roughly $3 billion a quarter, will provide meaningful revenue tailwinds that build throughout the year. And we have enough visibility at this point to provide full year 2023 outlook despite the market uncertainty and those details are in our Q4 2022 earnings deck filed earlier today.

We’re prepared if those things don’t improve, again, which is important, and even if the market challenges are prolonged or get worse. It’s important to note we have a high-quality very liquid balance sheet, which I know there will be lots of questions about; strong capital levels; a seasoned management team, which we experienced navigating challenging markets and adding a lot of new people with deep experience as well; and a consistent focus on our long-term business strategy. So when you put all that together, we feel clearly better about the outlook than we did last quarter, where there was more uncertainty.”

After we listened to SVB’s investor call for their stock offering on March 9th, we thought if we were clients of SVB, we would move some of our deposits to another bank. In that scenario, we didn’t think SVB was raising enough capital.

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Management Commentary
As of April 30, 2023 (Unaudited) — (Continued)

This cemented our decision to sell our SVB stock. The market was moving quickly. We were able to sell out of our position, but the stock was down about 50% year-to-date. We are very disappointed with these developments and, quite frankly, did not expect SVB to be halted and collapse within 24 hours of their investor call to raise capital. In the days since SVB’s collapse, various news outlets reported that clients withdrew over $40 billion of deposits on that fateful day.

We had successfully owned SVB several times over the past decade and recently rebuilt our position. Our thesis was that as a leading bank for the technology and biotech industry, SVB would benefit from the formation of new and innovative growth companies. Additionally, SVB has historically benefited in a rising rate environment. In other words, the bank’s net interest margin expanded as it earned more on loans than what it paid for their deposits. SVB actually had more deposits than they needed to make all the loans that they wanted. The critical mistake was when SVB’s management invested their excess deposits into long duration bonds when interest rates were at historic lows. Additionally, this bank failure also points to a failure in bank supervision. How could the regulators let SVB hold such a large duration mismatch for so long?

As we analyzed the fallout from SVB and other regional banks, we believe that there will be increased regulatory scrutiny on all banks, likely higher regulatory fees, and more stringent liquidity tests. Further, with a slowing economy, we expect all banks to increase their loan loss reserves, which would dampen earnings in the near term. Rather than wait to see what these new regulations will be, we decided to exit our remaining bank, Wells Fargo (WFC). We first purchased Wells Fargo in November 2020 at approximately $22.50 per share on our thesis that they had an opportunity to strengthen compliance, resolve past abusive practices, cut costs, and use their excess capital to buy back a significant number of shares. Wells Fargo has executed on much of our thesis. While all banks pulled back due to SVB, we were able to sell our position in Wells Fargo at over $40 per share.

Portfolio Positioning

Our portfolio remains attractively positioned relative to the S&P 500 benchmark with weighted average earnings per share growth of 21% for 2024 compared to 10% for our benchmark and return on equity (ROE) of 21% compared to 19% for our benchmark. Despite this more attractive growth and return profile, our portfolio trades just at a slight premium multiple compared to the S&P 500. Using 2024 estimates, our portfolio trades at 18.6x price to earnings (P/E), a 7.5% premium to the 17.3x multiple for the market.

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Management Commentary
As of April 30, 2023 (Unaudited) — (Continued)

Strengthening Fundamentals

Further, we believe company fundamentals within our portfolio are strengthening. For instance, Danaher’s (DHR) Life Science and Diagnostics businesses enjoy over 80% recurring revenue and continue to see robust customer demand. Danaher is also in the process of spinning off its more cyclical Environmental & Applied Solutions business and may use the proceeds to lower leverage or pursue value-enhancing mergers and acquisitions (M&A).

AerCap (AER), the leading aircraft leasing provider to airlines globally, is seeing the beginning of an airplane replacement cycle. Moreover, since the acquisition of GE’s aircraft leasing business, AerCap has sold non-core assets and used cash flow to lower leverage. With leverage now at 2.6x, we expect AerCap to use future free cash flow towards share buybacks, which would enhance shareholder value as AerCap currently trades at just 7x P/E.

Sherwin-Williams (SHW), a leading paints and coatings company, has successfully integrated prior acquisitions and used its position to raise pricing to combat inflation. Sherwin has a history of raising pricing during periods of high input cost but retaining that pricing as costs fade. We expect a similar dynamic benefiting profit margins in 2023 and beyond as raw material costs moderate.

Investing for the Future

Market volatility is never pleasant; however, businesses do not simply grow in a straight line. During periods of market volatility and drawdown, leading companies often lean in and reinvest in their businesses. Most of our portfolio companies took some action in 2021 and 2022 to strengthen or expand their products and addressable markets. Here are some highlights:

• Microsoft - Investment and created partnership with OpenAI, maker of ChatGPT

• Alphabet - Acquired Mandiant (cyber defense, threat intelligence and response)

• Amazon - Acquired MGM studios, iRobot and One Medical

• Palo Alto Networks - Acquired multiple security companies

• Intuit - Acquired Credit Karma & Mailchimp

• AerCap - Acquired GECAS, GE’s airplane leasing business

• Danaher - Acquired Aldevron and spinning off its Environmental & Applied Solutions business

• Clarivate Analytics - Acquired ProQuest, enhancing its catalogue offerings

• Entegris - Acquired CMC Materials

• Verra Mobility - Acquired T2 Solutions

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Management Commentary
As of April 30, 2023 (Unaudited) — (Continued)

Renewed Focus on Profitability

As we emerge from this period of easy money and heightened spending, we observe that several of our portfolio companies still have cost cutting opportunities. The chart below plots company sales growth against employee headcount growth since 2019. While many of our companies grew headcount to meet elevated demand, which allowed them to maintain sales productivity (on an employee basis), several grew their employee base either organically or through M&A without a corresponding increase in sales. We are engaged with our companies on efficiency and productivity, and our research suggests more can be done. With greater focus on these metrics, we believe many of our companies can protect or even expand margins despite the slower economic backdrop.

Source: Company filings, Bloomberg. Excludes Clarivate and Entegris which underwent transformative acquisitions.

Looking Forward

For over a year now, the market has experienced a dramatic period of volatility and multiple contraction due to the Fed’s aggressive rate increases. We’ve managed portfolios during previous rate tightening cycles, but 2022 was the most difficult environment we’ve experienced. We want to share the following observations:

•	First, the stock market is forward looking and discounts future expectations. As we approach a potential end to the current the Fed tightening cycle, we observe that the ends of previous Fed hiking cycles have often signaled the start of a new bull market.
•	Second, the preservation and – in many cases – an increase in corporate earnings may come from cutting expenses, reducing workforce, and improving productivity. We are already seeing several of our companies announce significant layoffs and initiate cost-cutting plans.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of April 30, 2023 (Unaudited) — (Continued)

•	Finally, adopting and implementing technology can be a tool to improve efficiency and save costs. For instance, using Intuit’s QuickBooks is faster and more efficient than relying on spreadsheets and other accounting methods. Our portfolio is well positioned with many companies whose products and services increase efficiency.

The chart from Goldman Sachs below depicts the stock market’s 12-month return around the end of prior Fed hiking cycles. As you can see, other than the dotcom burst, the S&P 500 returned double digits following the last Fed hike over the next 12 months.

Source: Goldman Sachs Investment Research, February 2023

Perhaps it is not surprising investor sentiment continues to be bearish given all the global headlines, bank failures, and volatility. The American Association of Individual Investors (AAII) bull-bear chart below is often a good contrarian indicator of prospective returns. As of April 2023, investors are still very nervous.

This bearish investor sentiment is also reflected in cash accounts. After the failure of multiple regional banks, individuals and companies quickly moved their cash to large banks and sold securities to raise cash. If the Feds’ tightening cycle is in fact nearing its end, we believe many investors will again feel comfortable to put their capital to work.

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Management Commentary
As of April 30, 2023 (Unaudited) — (Continued)

We construct portfolios of leading companies that provide essential products and services. The past year has been difficult, but we are optimistic that the macro factors that have dominated the market will subside as inflation continues to cool and the Fed’s tightening cycle comes to an end. We believe this inflection point will enable stocks in general and our portfolio in particular to be driven by fundamental factors including recurring revenue growth, double-digit earnings growth, and high returns on capital. We believe over the next one to three years, our companies will continue to navigate these markets and produce attractive earnings growth.

Sincerely,

Quoc K. Tran	Michael Im	Eric A. Winterhalter
Chairman & CIO	Co-Portfolio Manager &	President
Tran Capital	Director of Research	Tran Capital

Management L.P.	Tran Capital	Management L.P.
Management L.P.

CROMWELL FUNDS
Disclosures
April 30, 2023 (Unaudited)

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

The Cromwell Tran Sustainable Focus Fund normally invests its assets in the common stocks of approximately 15 to 25 mid- and large-cap companies with a sustainable competitive advantage. In addition, the Fund may from time to time purchase a common stock that does not meet this criteria if, in the investment sub-advisor’s opinion, the stock represents a particularly attractive investment opportunity. While most assets will be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s investment objectives. The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. The Fund is subject to greater risk and could fluctuate in value more than other mutual funds diversified across a greater number of securities and industries. The Sub-Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

The Cromwell Foresight Global Sustainable Infrastructure Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Environmental, Social and Governance (ESG) and Sustainable investing may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market.

CROMWELL FUNDS
Disclosures
April 30, 2023 (Unaudited) — (Continued)

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Dow Jones Industrial Average Index (DJIA) tracks the performance of 30 U.S. blue-chip stocks. The Bloomberg U.S. Aggregate Bond Index measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market. The Nasdaq Composite Index is a market capitalization-weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. An investment cannot be made directly into an index.

A basis point is one hundredth of one percent. The Consumer Price Index measures the overall change in consumer prices based on a representative basket of goods and services over time. Earnings per share is the portion of a company’s profit for each outstanding share and is an indicator of a company’s profitability. Free cash flow refers to a company’s available cash repaid to creditors and as dividends and interest to investors. Leverage refers to debt to equity, which is calculated by dividing a company’s total liabilities by its shareholder equity. Quantitative tightening refers to monetary policies that contract, or reduce, the Federal Reserve System balance sheet. Price to earnings is the market price per share divided by earnings per share. Return on Equity measures a company’s profitability and represents the average return on equity on the securities in the portfolio.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

Cromwell Funds distributed by Foreside Fund Services, LLC.

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Fund Performance
As of April 30, 2023 (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of April 30, 2023
					Since
	1 year	3 years	5 years	10 years	Inception(6)
Investor Class(2)	-14.76%	5.05%	5.92%	8.00%	6.83%
Investor Class (Max 5.00% Load)(3)	-18.99%	3.29%	4.84%	7.45%	6.48%
Institutional Class(4)	-14.59%	5.32%	6.19%	8.28%	7.10%
S&P 500® Total Return Index(5)	2.66%	14.52%	11.45%	12.20%	9.03%

(1)	Effective on August 8, 2022, Tran Capital Focused Fund (the “Predecessor Fund”), reorganized into the Fund. Performance shown prior to August 8, 2022, is that of the Predecessor Fund. The Predecessor Fund had the same investment objectives, strategies and portfolio management team as the Fund as of the date of the reorganization.
(2)	Prior to August 8, 2022, the Investor Class was known as Class A. The Investor Class commenced operations on September 6, 2007.
(3)	Performance figures reflect the imposition of the Class A sales load prior to August 8, 2022. Going forward, Investor Class shares will have no sales load.
(4)	Prior to August 8, 2022, the Institutional Class was known as Class I. The Institutional Class commenced operations on September 6, 2007.
(5)	The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(6)	Since Inception returns for the benchmarks are as of the inception of the Fund (September 6, 2007).

The following is expense information for the Cromwell Tran Sustainable Focus Fund as disclosed in the most recent prospectus dated August 8, 2022: Investor Class – Net Expenses: 1.10%; Institutional Class – Net Expenses: 0.85%.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Holdings Presentations

As of April 30, 2023 (Unaudited)

PORTFOLIO SECTOR BREAKDOWN(1)
(% OF NET ASSETS)
Information Technology	19.6%
Materials	18.6%
Industrials	15.7%
Health Care	12.1%
Financials	10.5%
Communication Services	7.9%
Consumer Discretionary	6.8%
Energy	6.1%
Short-Term Investments	2.7%

TOP TEN EQUITY HOLDINGS(1)
(% OF NET ASSETS)
Martin Marietta Materials, Inc.	6.7%
Progressive Corp	6.3%
Baker Hughes Co.	6.1%
Danaher Corp.	6.1%
Ball Corp.	6.1%
AerCap Holdings NV - ADR	6.0%
IQVIA Holdings, Inc.	6.0%
Sherwin-Williams Co.	5.8%
Microsoft Corp.	5.7%
Ferguson PLC - ADR	5.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CROMWELL FUNDS
Expense Examples
April 30, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transactions costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2022 – April 30, 2023).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, In addition, if transactional costs were included, your costs may have been higher.

CROMWELL FUNDS
Expense Examples
April 30, 2023 (Unaudited) — (Continued)

Cromwell Tran Sustainable Focus Fund
			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(11/1/2022 to
	(11/1/2022)	(4/30/2023)	4/30/2023)
Investor Class
Actual(2)	$1,000.00	$990.90	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51
Institutional Class
Actual(2)	$1,000.00	$991.80	$4.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% and 0.85% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended April 30, 2023 of -0.91% and -0.82% for the Investor Class and Institutional Class, respectively.

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Schedule of Investments
April 30, 2023

	Shares	Value
COMMON STOCKS – 97.44%
Automobile Components - 1.95%
Aptiv PLC - ADR (a)	6,467	$665,196
Chemicals - 5.84%
Sherwin-Williams Co.	8,382	1,991,060
Construction Materials - 6.73%
Martin Marietta Materials, Inc.	6,320	2,295,424
Containers & Packaging - 6.08%
Ball Corp.	39,012	2,074,658
Energy Equipment & Services - 6.12%
Baker Hughes Co.	71,421	2,088,350
Financial Services - 4.19%
PayPal Holdings, Inc. (a)	18,801	1,428,876
Insurance - 6.29%
Progressive Corp	15,721	2,144,344
Interactive Media & Services - 3.73%
Alphabet, Inc. - Class A (a)	11,840	1,270,906
Internet & Direct Marketing Retail - 4.85%
Amazon.com, Inc. (a)	15,689	1,654,405
IT Services - 2.02%
Verra Mobility Corp. (a)	40,608	688,306
Life Sciences Tools & Services - 12.09%
Danaher Corp.	8,793	2,083,150
IQVIA Holdings, Inc. (a)	10,836	2,039,660
		4,122,810
Professional Services - 4.46%
Clarivate PLC - ADR (a)	171,472	1,519,242
Semiconductors & Semiconductor Equipment - 4.10%
Entegris, Inc.	18,650	1,397,258
Software - 11.37%
Microsoft Corp.	6,373	1,958,168
Palo Alto Networks, Inc. (a)	6,490	1,184,166
Salesforce, Inc. (a)	3,714	736,746
		3,879,080
Software Publishers - 2.18%
Intuit, Inc.	1,673	742,728

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Schedule of Investments
April 30, 2023 — (Continued)

	Shares	Value
Trading Companies & Distributors - 11.29%
AerCap Holdings NV - ADR (a)	36,534	$ 2,059,056
Ferguson PLC - ADR	12,721	1,791,371
		3,850,427
Wireless Telecommunication Services - 4.15%
T-Mobile U.S., Inc. (a)	9,846	1,416,839
TOTAL COMMON STOCKS
(Cost $30,052,065)		33,229,909

	Principal
SHORT-TERM INVESTMENT - 2.70%	Amount
U.S. Bank Money Market Deposit Account, 4.800% (b)	$919,600	919,600
TOTAL SHORT-TERM INVESTMENT
(Cost $919,600)		919,600
Total Investments
(Cost $30,971,665) – 100.14%		34,149,509
Liabilities in Excess of Other Assets – (0.14)%		(46,320)
TOTAL NET ASSETS – 100.00%		$ 34,103,189

(a)	Non-income producing security.
(b)	The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of April 30, 2023.

Abbreviations:

ADR American Depositary Receipt

PLC Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

NV Naamloze Vennootschap is a public limited company in the Netherlands or other Dutch-influenced countries.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Statement of Assets & Liabilities
As of April 30, 2023

ASSETS
Investments in securities, at value (cost $30,971,665)	$ 34,149,509
Due from investment adviser	16,091
Dividends & interest receivable	11,199
Receivable for capital shares sold	521
Prepaid expenses & other assets	20,969
Total Assets	$ 34,198,289
LIABILITIES
Payable for capital shares redeemed	43,296
Payable for fund administration & accounting fees	17,889
Payable for compliance fees	3,749
Payable for transfer agent fees & expenses	10,572
Payable for trustee fees	1,883
Payable for audit fees	13,501
Payable for postage & printing fees	3,715
Accrued custody fees	495
Total Liabilities	95,100
NET ASSETS	$ 34,103,189
NET ASSETS CONSIST OF:
Paid-in capital	$ 33,513,474
Total distributable earnings/(accumulated deficit)	589,715
NET ASSETS	$ 34,103,189
Investor Class(2):
Net Assets	$ 16,855,274
Shares issued and outstanding(1)	3,407,368
Net asset value, offering price, and redemption price per share	$ 4.95
Institutional Class(3):
Net Assets	$ 17,247,915
Shares issued and outstanding(1)	3,144,057
Net asset value, offering price, and redemption price per share	$ 5.49

(1)	Unlimited number of shares authorized with no par value.
(2)	Prior to August 8, 2022, the Investor Class shares were known as Class A shares and were subject to a sales load of up to 5.00%.
(3)	Prior to August 8, 2022, the Institutional Class shares were known as Class I shares.

See Notes to the Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Statement of Operations
For the year ended April 30, 2023

INVESTMENT INCOME:
Dividend income	$ 236,052
Interest income	26,014
Total Investment Income	262,066
EXPENSES:
Investment advisory fees (See Note 4)	341,888
Transfer agent fees & expenses (See Note 4)	79,837
Fund administration & accounting fees (See Note 4)	69,630
Legal fees	58,879
Distribution and/or shareholder service fees (See Note 5)
Investor Class	47,357
Federal & state registration fees	44,576
Trustee fees	26,844
Postage & printing fees	16,769
Compliance fees (See Note 4)	15,800
Other expenses	13,617
Audit fees	13,502
Custody fees (See Note 4)	8,881
Interest expense (See Note 9)	506
Insurance expense	248
Total Expenses Before Fees Waived and Expenses Reimbursed	738,334
Waiver and reimbursement from advisor (See Note 4)	(348,476)
Total Net Expenses	389,858
NET INVESTMENT INCOME (LOSS)	(127,792)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(2,492,845)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,222,827)
Net realized and unrealized gain (loss)	(6,715,672)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ (6,843,464)

See Notes to the Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	April 30,	April 30,
	2023	2022
OPERATIONS:
Net investment income (loss)	$(127,792)	$(447,439)
Net realized gain (loss) on investments	(2,492,845)	7,138,714
Net change in unrealized appreciation (depreciation) on investments	(4,222,827)	(15,576,961)
Net Increase (Decrease) in Net Assets Resulting From Operations	(6,843,464)	(8,885,686)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class (1)	(1,983,656)	(6,137,474)
Institutional Class (2)	(2,075,393)	(5,609,287)
Total Distributions to Shareholders	(4,059,049)	(11,746,761)
CAPITAL SHARE TRANSACTIONS (See Note 6):
Investor Class(1):
Proceeds from shares sold	763,473	2,219,390
Proceeds from reinvestment of distributions	1,632,003	4,321,424
Payments for shares redeemed	(2,156,557)	(8,176,751)
Increase (Decrease) in Net Assets Resulting From Investor
Class Transactions	238,919	(1,635,937)
Institutional Class(2):
Proceeds from shares sold	1,539,228	7,561,661
Proceeds from reinvestment of distributions	1,917,717	5,152,308
Payments for shares redeemed	(6,693,339)	(4,800,085)
Increase (Decrease) in Net Assets Resulting From Institutional
Class Transactions	(3,236,394)	7,913,884
Net Increase (Decrease) in Net Assets Resulting From Capital
Share Transactions	(2,997,475)	6,277,947
TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,899,988)	(14,354,500)
NET ASSETS:
Beginning of year	48,003,177	62,357,677
End of year	$ 34,103,189	$ 48,003,177

(1)	Prior to August 8, 2022, the Investor Class was previously known as Class A.
(2)	Prior to August 8, 2022, the Institutional Class was previously known as Class I.

See Notes to the Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Financial Highlights
For a Fund share outstanding throughout each year

Investor Class(1)

	Year Ended	Year Ended	Year Ended
	April 30, 2023	April 30, 2022	April 30, 2021
PER SHARE DATA:
Net asset value, beginning of year	$ 6.51	$ 9.39	$ 6.74
Investment operations:
Net investment income (loss)(2)	(0.02)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.94)	(0.92)	3.85
Total from investment operations	(0.96)	(0.99)	3.81
Less distributions from:
Net investment income	–	(1.89)	(1.16)
Net realized gain	(0.60)	–	–
Return of capital	–(7)	–	–
Total distributions	(0.60)	(1.89)	(1.16)
NET ASSET VALUE, END OF YEAR	$ 4.95	$ 6.51	$ 9.39
TOTAL RETURN(3)(5)	-14.76%	-15.09%	60.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$16,855	$21,825	$33,768
Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.96%(6)	1.78%	1.82%
After expense reimbursement(4)	1.10%(6)	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement(4)	-0.45%	-0.84%	-0.56%
Portfolio turnover rate(3)	49%	38%	66%

(1)	Prior to August 8, 2022, the Investor Class was known as Class A.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower. Total return does not reflect the impact of the maximum front-end sales load of 5.00% in effect prior to August 8, 2022. If reflected, the return would be lower.
(6)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.
(7)	Amount is less than $0.005 per share.

See Notes to the Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Financial Highlights (Continued)
For a Fund share outstanding throughout each year

Year Ended	Year Ended
April 30, 2020	April 30, 2019
$ 7.73	$ 8.60

(0.03)	(0.02)
0.27	0.79
0.24	0.77

(1.23)	(1.64)
–	–
–	–
(1.23)	(1.64)
$ 6.74	$ 7.73
2.11%	12.62%

$22,395	$17,375

1.94%	1.69%
1.10%	1.10%

-0.43%	-0.23%
58%	51%

See Notes to the Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Financial Highlights (Continued)
For a Fund share outstanding throughout each year

Institutional Class(1)

	Year Ended	Year Ended	Year Ended
	April 30, 2023	April 30, 2022	April 30, 2021
PER SHARE DATA:
Net asset value, beginning of year	$ 7.13	$ 10.09	$ 7.16
Investment operations:
Net investment income (loss)(2)	(0.01)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.03)	(1.01)	4.12
Total from investment operations	(1.04)	(1.07)	4.09
Less distributions from:
Net investment income	–	(1.89)	(1.16)
Net realized gain	(0.60)	–	–
Return of capital	–(6)	–	–
Total distributions	(0.60)	(1.89)	(1.16)
NET ASSET VALUE, END OF YEAR	$ 5.49	$ 7.13	$ 10.09
TOTAL RETURN(3)(5)	-14.59%	-14.80%	60.55%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$17,248	$26,178	$28,590
Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.71%(7)	1.54%	1.58%
After expense reimbursement(4)	0.85%(7)	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement(4)	-0.20%	-0.59%	-0.31%
Portfolio turnover rate(3)	49%	38%	66%

(1)	Prior to August 8, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.
(6)	Amount is less than $0.005 per share.
(7)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.

See Notes to the Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND
Financial Highlights (Continued)

Year Ended	Year Ended
April 30, 2020	April 30, 2019
$ 8.12	$ 8.93

(0.01)	– (6)
0.28	0.83
0.27	0.83

(1.23)	(1.64)
–	–
–	–
(1.23)	(1.64)
$ 7.16	$ 8.12
2.40%	12.85%

$18,045	$23,167

1.68%	1.44%
0.85%	0.85%

-0.16%	0.02%
58%	51%

See Notes to the Financial Statements

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023

1. ORGANIZATION

Total Fund Solution (the “Trust”) was organized as a Delaware statutory trust on July 29, 2021. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cromwell Tran Sustainable Focus Fund (the “Fund”) is an investment company and therefore follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

On August 8, 2022, the Fund acquired all the assets and liabilities of the Tran Capital Focused Fund (the “Predecessor Fund”), a series of FundVantage Trust, in a non-taxable exchange for shares of the Fund, which would be distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Predecessor Fund.

The Fund is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve principal preservation and long-term capital appreciation. The Fund offers two different share classes – Investor Class (previously known as Class A, prior to August 8, 2022) and Institutional Class (previously known as Class I, prior to August 8, 2022), each of which commenced operations on September 6, 2007. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, and voting rights on matters affecting a single share class. Investor Class shares are subject to a 0.25% 12b-1 fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023 — (Continued)

results in no tax to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended April 30, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended April 30, 2023, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended April 30, 2023, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended April 30, 2020.

Security Transactions, Investment Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are accreted or amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023 — (Continued)

of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at annual rate of 0.25% of Investor Class shares (See Note 5). Trust expenses are typically allocated evenly among the Funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023 — (Continued)

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the a Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation adjustment or factor can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023 — (Continued)

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued at fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees (the “Board”).These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Adviser will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table is a summary of the inputs used to value the Fund’s securities as of April 30, 2023:

	Level 1	Level 2	Level 3	Total
Common Stocks	$33,229,909	$—	$—	$33,229,909
Short-Term Investment	919,600	—	—	919,600
Total Investments in Securities	$34,149,509	$—	$—	$34,149,509

Refer to the Schedule of Investments for further information on the classification of investments.

For the year ended April 30, 2023, the Fund did not recognize any transfers to or from Level 3.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cromwell Investment Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Fund. For its services, the Fund pays the Adviser a monthly management fee based upon the average daily net assets of the Fund at the following annual rate:

Fund	Rate
Cromwell Tran Sustainable Focus Fund	0.85%

The Adviser has engaged Tran Capital Management (“Tran”) as the sub-adviser of the Fund. Subject to the supervision of the Adviser, Tran is primarily responsible for the day-to-day management of the Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to Tran by the Adviser.

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023 — (Continued)

Prior to August 8, 2022, Tran served as the investment adviser of the Predecessor Fund. Tran was entitled to receive an annual advisory fee based on the average daily net assets of the Predecessor Fund of 0.85%.

The Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding any front-end contingent deferred loads, taxes, leverage interest, interest expense, dividends paid on short sales, brokerage commissions, acquiring fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed the following rates (based upon the average daily net assets of the Fund):

Fund	Rate
Cromwell Tran Sustainable Focus Fund – Investor Class	1.10%
Cromwell Tran Sustainable Focus Fund – Institutional Class	0.85%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Fund	August 2025 - April 2026
Cromwell Tran Sustainable Focus Fund	$237,031

Prior to August 8, 2022, Tran had contractually agreed to limit its fees or reimburse expenses (excluding Rule 12b-1 fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to ensure total annual operating expenses did not exceed 0.85% of the average daily net assets of the Predecessor Fund. Waived fees and reimbursed expenses subject to potential recovery during the months that Tran served as investment manager are eligible for recoupment.

Prior to August 8, 2022, Bank of New York Mellon (“BNYM”), was the Administrator, Fund Accountant and Transfer Agent for the Predecessor Fund.

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023 — (Continued)

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.

Fees paid by the Fund for administration and fund accounting, transfer agency, custody and compliance services for the year ended April 30, 2023, are disclosed in the Statement of Operations.

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the year ended April 30, 2023, the Investor Class of the Fund incurred expenses pursuant to the Plan as follows:

Cromwell Tran Sustainable Focus Fund
Investor Class	$47,357

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023 — (Continued)

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Cromwell Tran Sustainable Focus Fund
	Year Ended	Year Ended
	April 30, 2023	April 30, 2022
Investor Class(1):
Shares sold	137,034	258,317
Shares issued in reinvestment of distributions	327,055	514,455
Shares redeemed	(406,757)	(1,020,274)
Net increase (decrease)	57,332	(247,502)
Institutional Class(2):
Shares sold	248,795	826,771
Shares issued in reinvestment of distributions	346,784	561,254
Shares redeemed	(1,123,296)	(550,967)
Net increase (decrease)	(527,717)	837,058
Net increase (decrease) in capital shares	(470,385)	589,556

(1) Prior to August 8, 2022, the Investor Class was previously known as Class A.

(2) Prior to August 8, 2022, the Institutional Class was previously known as Class I.

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended April 30, 2023, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Cromwell Tran Sustainable Focus Fund	$ —	$ —	$19,428,968	$26,850,672

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at April 30, 2023, were as follows:

			Net Unrealized
	Aggregate Gross	Aggregate Gross	Appreciation	Federal
Fund	Appreciation	Depreciation	(Depreciation)	Income Tax Cost
Cromwell Tran
Sustainable Focus Fund	$6,826,454	$(3,648,610)	$3,177,844	$30,971,665

At April 30, 2023, the components of distributable earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Net Unrealized	Total
	Ordinary	Long-Term	Accumulated	Appreciation	Distributable
Fund	Income	Capital Gains	Gains (Losses)	(Depreciation)	Earnings
Cromwell Tran
Sustainable Focus Fund	$—	$—	$(2,588,129)	$3,177,844	$589,715

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023 — (Continued)

As of April 30, 2023, the Fund had short-term capital losses of $2,545,118, which will be carried forward indefinitely to offset future realized capital gains.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended April 30, 2023, the Fund did not defer any post-October losses. The Fund deferred, on a tax basis, qualified late year losses of $43,011.

The tax character of distributions paid during the years ended April 30, 2023 and April 30, 2022, were as follows:

	Ordinary	Long-Term	Return of
Fund	Income*	Capital Gains	Capital	Total
Cromwell Tran Sustainable Growth Fund
2023	$—	$4,058,988	$61	$4,059,049
2022	$129,697	$11,617,064	$—	$11,746,761

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

U.S. GAAP requires that certain components of net assets be reclassified between distributable earnings/(accumulated deficit) and additional paid–in capital. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2023, the Fund made the following permanent book-to-tax reclassifications:

	Distributable Earnings/
Fund	(Accumulated Deficit)	Paid-in Capital
Cromwell Tran Sustainable Focus Fund	$224,581	$(224,581)

9. CREDIT AGREEMENT

Effective July 12, 2022, the Trust established an unsecured line of credit (“LOC”) in the amount of $50,000,000, 20% of a Fund’s gross market value, or 33.33% of the unencumbered assets of a Fund, whichever is less. The LOC matures, unless renewed, on July 11, 2023. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions and other short-term liquidity needs. Interest on this agreement is charged at the prime rate and is reflected as the Interest expense line item on the Statement of Operations. The LOC is with the Custodian. The Funds of the Trust have authorized the Custodian to charge any

CROMWELL FUNDS
Notes to the Financial Statements
April 30, 2023 — (Continued)

of the accounts of the Funds for any missed payments. As of April 30, 2023, the Fund had no outstanding borrowings under this agreement. As of April 30, 2023, the Fund’s activity under the LOC was as follows:

	Average			Period
	Principal	Average	Maximum Loan	Maximum Loan
Fund	Balance	Interest Rate	Outstanding	was Outstanding
Cromwell Tran Sustainable
Focus Fund	$405,167	7.50%	$573,000	December 27, 2022

10. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

11. SUBSEQUENT EVENT

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure.

CROMWELL FUNDS
Report of Independent Registered Public Accounting Firm
April 30, 2023

To the Board of Trustees of Total Fund Solution and the Shareholders of Cromwell Tran Sustainable Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Fund Solution, comprising Cromwell Tran Sustainable Focus Fund (formerly, Tran Capital Focused Fund, a series in FundVantage Trust) (the “Fund”), as of April 30, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended April 30, 2022, and prior, were audited by other auditors whose report dated June 27, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

CROMWELL FUNDS
Report of Independent Registered Public Accounting Firm
April 30, 2023 — (Continued)

owned as of April 30, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
June 29, 2023

CROMWELL FUNDS
Trustees and Officers
April 30, 2023 (Unaudited)

Number
			of	Principal
			Portfolios	Occupation(s)
		Term of Office	in Trust	During the	Other Directorships Held
Name, Address and	Position(s) Held	and Length of	Overseen	Past Five	by Trustee During the
Year of Birth	with the Trust	Time Served	by Trustee	Years	Past Five Years
Independent Trustees
R. Alastair Short	Trustee and Lead	Indefinite Term;	4	President,	Independent Director
615 E. Michigan Street	Independent	Since September		Apex Capital	of Contingency Capital
Milwaukee, WI 53202		2021		Corporation	LLC (a multi-product
Year of Birth: 1953				(personal	asset manager that
				investment	sponsors and manages
				vehicle).	litigation finance related
investment funds) from
2021 to present; Trustee,
VanEck Funds (mutual
fund, 13 series) from
2004 to present; Trustee,
VanEck Vectors ETF
Trust (mutual fund, 98
series) from 2006 to
present; Trustee, VanEck
VIP Trust (mutual fund,
7 series) from 2004
to present; Chairman
and Independent
Director, EULAV Asset
Management; Trustee,
Kenyon Review; Trustee,
Children’s Village.
Thomas F. Mann	Trustee	Indefinite Term;	4	Private	Director, Virtus Global
615 E. Michigan Street		Since September		Investor (2012	Multi-Sector Income
Milwaukee, WI 53202		2021		to present).	Fund from 2011 to 2016;
Year of Birth: 1950					Director, Virtus Total
Return Fund and Virtus
Alternative Solutions
Fund from 2012 to 2016;
Trustee, Trust for Advisor
Solutions/ Hatteras
Alternative Mutual Funds
Trust (mutual fund) from
2002 to 2019.

CROMWELL FUNDS
Trustees and Officers
April 30, 2023 (Unaudited) — (Continued)

Julie T. Thomas, CPA	Trustee	Indefinite Term;	4	Chief	None.
615 E. Michigan		Since September		Compliance
Street		2021		Officer, Fund
Milwaukee, WI				Evaluation
53202				Group, LLC
Year of Birth: 1962				(investment
advisory firm)
from 2015 to
present.
Number
of
			Portfolios	Principal
		Term of Office	in Trust	Occupation(s)	Other Directorships
Name, Address and	Position(s) Held	and Length of	Overseen	During the Past	Held by Trustee During
Year of Birth	with the Trust	Time Served	by Trustee	Five Years	the Past Five Years
Interested Trustee and Officers
Michael Weckwerth	Trustee.	Indefinite Term;	4	Senior Vice	Chairman and Interested
615 E. Michigan Street	Chairman, and	Since September		President,	Trustee, Trust for Advisor
Milwaukee, WI 53202	President	2021		U.S. Bancorp	Solutions/ Hatteras
Year of Birth: 1973				Fund Services,	Alternative Mutual Funds
				LLC (1996 -	Trust (mutual fund) from
				present).	2016 to 2018.
Elaine E. Richards	Secretary and	Indefinite Term;	N/A	Senior Vice	N/A
615 E. Michigan Street	Vice President	Since September		President,
Milwaukee, WI 53202		2021		U.S. Bancorp
Year of Birth: 1968				Fund Services,
LLC (2007 -
present).
Kyle L. Kroken	Treasurer and	Indefinite Term;	N/A	Vice President,	N/A
615 E. Michigan Street	Vice President	Since November		U.S. Bancorp
Milwaukee, WI 53202		2022		Fund
Year of Birth: 1992				Services, LLC
(2009-present).
Michael L. Ceccato	Chief	Indefinite Term;	N/A	Senior Vice	N/A
615 E. Michigan St.	Compliance	Since September		President, U.S.
Milwaukee, WI 53202	Officer,	2021		Bank Global
Year of Birth: 1957	Anti-Money			Fund Services
	Laundering			and Senior
	Officer and Vice			Vice President,
	President			U.S. Bank
N.A. (2008 -
present).

CROMWELL FUNDS
Additional Information
April 30, 2023 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-855-625-7333.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-625-7333. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-625-7333, or (2) on the SEC’s website at www.sec.gov.

TAX INFORMATION

For the year ended April 30, 2023, the Fund designated 0.00% of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended April 30, 2023, for the Fund 0.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended April 30, 2023, the Fund designated 0.00% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

CROMWELL FUNDS
Additional Information
April 30, 2023 (Unaudited) — (Continued)

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 21, 2023, BBD, LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Cromwell Tran Sustainable Focus Fund (The “Fund”), a series of Total Fund Solution Trust. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

During the interim period from August 9, 2022 through March 21, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for the interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On March 21, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ended April 30, 2023.

During the interim period from August 9, 2022 through March 21, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

CROMWELL FUNDS
Additional Information
April 30, 2023 (Unaudited) — (Continued)

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Sub-Adviser to serve as the administrator of the program. The Sub-Adviser’s committee conducts the day-today operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Sub-Adviser’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed an initial report prepared by the committee regarding the operation and effectiveness of the program for the period August 8, 2022 through December 31, 2022. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

CROMWELL FUNDS
Privacy Notice
April 30, 2023 (Unaudited)

The Fund collects non-public personal information about you from the following sources:

• information the Fund receives about you on applications or other forms;

• information you give the Fund orally; and/or

• information about your transactions with the Fund or others.

The Fund does not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Fund. The Fund will provide unaffiliated third parties with only the information necessary to carry out its assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

CROMWELL FUNDS
April 30, 2023

INVESTMENT ADVISER

Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, MD 21286

SUB-ADVISER

Tran Capital Management L.P.
1000 Fourth Street, Suite 800
San Rafael, CA 94901

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-625-7333.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-625-7333.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Julie Thomas is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2023	FYE 4/30/2022
( a ) Audit Fees	$ 10,500	N/A
( b ) Audit-Related Fees	$ -	N/A
( c ) Tax Fees	$ 3,000	N/A
( d ) All Other Fees	$ -	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2023	FYE 4/30/2022
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 4/30/2023	FYE 4/30/2022
Registrant	$ 3,000	N/A
Registrant’s Investment Adviser	$ -	N/A

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-625-7333.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.

On March 21, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Cromwell Tran Sustainable Focus Fund (The “Fund”), a series of Total Fund Solution Trust. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

During the interim period from August 9, 2022 through March 21, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund for the interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit hereto.

On March 21, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal year ending April 30, 2023.

During the interim period from August 9, 2022 through March 21, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Fund regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Total Fund Solution

By (Signature and Title)*_ /s/ Michael J. Weckwerth______________________

Michael J. Weckwerth

President, Principal Executive Officer, Chairperson and Interested Trustee

Date ____________7/5/2023________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* ____________/s/ Michael J. Weckwerth____________

Michael J. Weckwerth

President, Principal Executive Officer, Chairperson and Interested Trustee

Date____________7/5/2023________________________________________

By (Signature and Title)* ___/s/ Kyle L. Kroken__________________________

Kyle L. Kroken

Treasurer, Principal Financial and Accounting Officer

Date____________7/5/2023________________________________________